SUPPLEMENT TO THE PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
ALLSPRING MANAGED ACCOUNT
For the Allspring CoreBuilder Shares - Series SM (the “Fund”)

At a meeting held on May 16-17, 2023, the Board of Trustees of Allspring Funds Trust unanimously approved the liquidation of the Fund.

The liquidation of the Fund is expected to occur after close of business on or about June 2, 2023.

May 18, 2023	SUP4902 05-23